Exhibit 11

ST. CLAIR FUNDS, INC.

POWER OF ATTORNEY


	The undersigned, Charles W. Elliott, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie
A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of St.
Clair Funds, Inc. ("St. Clair"), the Registration Statement of St. Clair on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of St. Clair, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of St. Clair might or could do in person, said acts of said attorney being hereby ratified and approved.



						/s/ Charles W. Elliott

						Charles W. Elliott



Dated:	February 4, 1997





ST. CLAIR FUNDS, INC.

POWER OF ATTORNEY


	The undersigned, Joseph E. Champagne, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of St. Clair Funds, Inc. ("St. Clair"), the Registration Statement of St. Clair on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of St. Clair, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of St. Clair might or could do in person, said acts of said attorney being hereby ratified and approved.



						/s/ Joseph E. Champagne

						Joseph E. Champagne



Dated:	February 4, 1997





ST. CLAIR FUNDS, INC.

POWER OF ATTORNEY


	The undersigned, Arthur D. Rodecker, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie
A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of St.
Clair Funds, Inc. ("St. Clair"), the Registration Statement of St. Clair on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of St. Clair, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of St. Clair might or could do in person, said acts of said attorney being hereby ratified and approved.



						/s/ Arthur D. Rodecker

						Arthur D. Rodecker



Dated:	February 4, 1997






ST. CLAIR FUNDS, INC.

POWER OF ATTORNEY


	The undersigned, Jack L. Otto, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie
A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of St. Clair Funds, Inc. ("St. Clair"), the Registration Statement of St. Clair on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of St. Clair, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of St. Clair might or could do in person, said acts of said attorney being hereby ratified and approved.



						/s/ Jack L. Otto

						Jack L. Otto



Dated:	February 4, 1997




ST. CLAIR FUNDS, INC.

POWER OF ATTORNEY


	The undersigned, Thomas B. Bender, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie
A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of St. Clair Funds, Inc. ("St. Clair"), the Registration Statement of St. Clair on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of St. Clair, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of St. Clair might or could do in person, said acts of said attorney being hereby ratified and approved.



						/s/ Thomas B. Bender

						Thomas B. Bender



Dated:	February 4, 1997





ST. CLAIR FUNDS, INC.

POWER OF ATTORNEY


	The undersigned, David J. Brophy, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie
A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of St. Clair Funds, Inc. ("St. Clair"), the Registration Statement of St. Clair on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of St. Clair, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of St. Clair might or could do in person, said acts of said attorney being hereby ratified and approved.



						/s/ David J. Brophy

						David J. Brophy



Dated:	February 4, 1997





ST. CLAIR FUNDS, INC.

POWER OF ATTORNEY


	The undersigned, Thomas D. Eckert, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie
A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of St. Clair Funds, Inc. ("St. Clair"), the Registration Statement of St. Clair on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of St. Clair, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of St. Clair might or could do in person, said acts of said attorney being hereby ratified and approved.



						/s/ Thomas D. Eckert

						Thomas D. Eckert



Dated:	February 4, 1997




ST. CLAIR FUNDS, INC.

POWER OF ATTORNEY


	The undersigned, Terry H. Gardner, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie
A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of St. Clair Funds, Inc. ("St. Clair"), the Registration Statement of St. Clair on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of St. Clair, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of St. Clair might or could do in person, said acts of said attorney being hereby ratified and approved.



						/s/ Terry H. Gardner

						Terry H. Gardner



Dated:	February 4, 1997




ST. CLAIR FUNDS, INC.

POWER OF ATTORNEY


	The undersigned, Lee P. Munder, whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie
A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of St. Clair Funds, Inc. ("St. Clair"), the Registration Statement of St. Clair on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of St. Clair, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of St. Clair might or could do in person, said acts of said attorney being hereby ratified and approved.



						/s/ Lee P. Muner

						Lee P. Munder



Dated:	February 4, 1997





ST. CLAIR FUNDS, INC.

POWER OF ATTORNEY


	The undersigned, John Rakolta, Jr., whose signature appears below, does hereby constitute and appoint Lisa Anne Rosen, Julie
A. Tedesco, Teresa M.R. Hamlin and Paul F. Roye his true and lawful attorneys and agents to execute in his name, place and stead, in his capacity as director or officer, or both, of St. Clair Funds, Inc. ("St. Clair"), the Registration Statement of St. Clair on Form N-1A, any amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power of substitution and re-substitution; and said attorneys shall have full power and authority to do and perform in the name and on the behalf of the undersigned director and/or officer of St. Clair, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as the undersigned director and/or officer of St. Clair might or could do in person, said acts of said attorney being hereby ratified and approved.



						/s/ John Rakolta, Jr.

						John Rakolta, Jr.



Dated:	February 4, 1997


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